Exhibit 10.12

LICENSE AND SUBLICENSE AGREEMENT This License and Sublicense Agreement is made as of this 1st day of May, 2012, by and between SDJ Technologies, Inc. ("SDJ"), a corporation organized and existing under the laws of the State of Delaware, having an office at 2125 B Madera Road, Simi Valley, CA 93065, and Tandon Enterprises, Inc. ("Tandon"), a corporation organized and existing under the laws of the State of Delaware, having an office at 2125 B Madera Road, Simi Valley, CA 93065. RECITALS: WHEREAS, Tandon is the licensee of certain Patents and owner or licensor of or has the right to use or exploit, certain Technical Information (as hereinafter defined); and WHEREAS, Tandon wishes to grant to SDJ a non-exclusive sublicense to use the subject matter of certain Patents and a non-exclusive license or sublicense, as the case may be, to certain Technical Information, each to be used by SDJ in connection with the development, manufacture, sale and distribution of Products (as hereinafter defined) and SDJ wishes to receive such a license, on the terms and subject to the conditions set forth herein; NOW, THEREFORE, in consideration of the mutual covenants and agreements provided herein, SDJ and Tandon hereby agree as follows: I. Definitions A. “Affiliate” means, with respect to a party, any corporation or other business entity directly or indirectly controlling, controlled by or under common control with such party; as used herein, the term "control" means possession of the power to direct, or cause the direction of the management and policies of a corporation or other entity whether through the ownership of voting securities, by contract or otherwise. B. "Licensed Patents" means all patents and patent applications listed in Exhibit A attached hereto and made a part hereof. C. "Products" means (i) assembled memory modules and (ii) memory data storage products. D. "Technical Information" means all know-how, trade secrets, inventions, data, technology, and other information now owned or licensed by Tandon, or which Tandon has the right to use or exploit, or hereafter acquired licensed or sublicensed by Tandon during the term of this Agreement, relating to the Licensed Patents, including, but not limited to, (i) scientific data, (ii) processes and analytic methodology and (iii) that listed in Exhibit A attached hereto and made a part hereof. II. Grant of License Subject to the terms of this Agreement, Tandon hereby grants, and SDJ hereby accepts, a similar non-exclusive, worldwide, royalty-free non-transferable, non-sublicensable, sublicense to use the subject matter of the Licensed Patents and a similar non-exclusive license or sub-license, as the case may be, to the Technical Information, each for use by SDJ solely in connection with the manufacture, design, distribution and sale of Products. III. Fee In consideration of the rights granted to SDJ under this Agreement, SDJ shall issue to Tandon as a fee a one time issuance of 1,000,000 shares of its common stock. IV. Disclosure of New Information, Developments, and Improvements A. Disclosure. Tandon shall keep SDJ fully informed of all relevant information it becomes aware of concerning the Licensed Patents. Toward such end, Tandon shall freely provide SDJ with all Technical Information or other know-how, trade secrets, inventions, data, technology and information acquired or developed by Tandon or its Affiliates, or which Tandon or its Affliates have the right to use or exploit, during the term of this Agreement relating to the Licensed Patents. B. Cooperation. In connection with the furnishing by Tandon of Technical Information, Tandon agrees, at the request and expense of SDJ, to (i) allow SDJ personnel to visit Tandon's manufacturing and research facilities and to consult with Tandon personnel at mutually agreeable times, to discuss and review the Technical Information for the purposes contemplated by this Agreement; and (ii) send Tandon personnel to visit SDJ's manufacturing and research facilities at mutually agreeable times, to similarly discuss and review such Technical Information. V. Confidential Information During the term of this Agreement and for a period of 5 (five) years after expiration or termination hereof, each party shall keep confidential and not disclose to others or use for any purpose other than as authorized herein, any confidential information supplied by the other party or its employees or representatives and identified by the disclosing party as confidential ("Confidential Information"); provided, however, that these obligations of confidentiality and non-use shall not apply to the extent that the receiving party can establish that information is not the other party's Confidential Information, including but not limited to establishing that the information: (i) entered the public domain without the receiving party's breach of any obligation owed to the disclosing party; (ii) had become known to the receiving party prior to the disclosing party's disclosure of such information; (iii) was permitted to be disclosed by the prior written consent of the disclosing party; (iv) had become known to the receiving party from a source other than the disclosing party, other than by breach of a confidentiality obligation owed to the disclosing party; (v) was disclosed by the disclosing party to a third party without restrictions on its disclosure; or (vi) was independently developed by the receiving party without breach of this Agreement. In addition, each party shall have the right to disclose Confidential Information supplied by the other party to third parties under a secrecy agreement with essentially the same confidentiality provisions provided herein, solely in connection with the exercise of its rights under this Agreement. IV. Infringement

  A. Defense of Litigation. If any infringement action is brought against SDJ or any of its Affiliates because of actual or anticipated infringement regarding the subject matter hereof, SDJ shall promptly notify Tandon and send Tandon copies of all papers that have been served. Tandon shall promptly defend against such infringement action, once notified by SDJ. If Tandon fails to defend such infringement action after being notified by SDJ, SDJ shall have the right but not the obligation to defend the action itself. If SDJ does undertake such defense, Tandon shall cooperate with SDJ and SDJ shall be entitled to select counsel. B. Response to Infringement by Third Parties. If, during the term of subject matter hereof of them, this Agreement, either party becomes aware of any third party infringement or threatened infringement of any subject matter hereof, the following provisions shall apply: (i) The party having such knowledge shall promptly give notice to the other party, with all available details. (ii) Tandon shall have the right, but not the obligation, to bring suit in its name, or in the name of SDJ if necessary, at its own expense to restrain such infringement and to recover profits and damages. SDJ agrees to being joined as a party plaintiff and to cooperate in the prosecution thereof as is reasonably necessary, at Tandon's expense. If Tandon decides to undertake such suit, then Tandon shall have the sole right to control prosecution, and the right to settle and compromise such action with SDJ's prior written consent, which shall not be unreasonably withheld. (iii) If Tandon fails to take action within sixty (60) days after becoming aware of such infringement, in the first instance or by notice from SDJ, then SDJ, at any time prior to Tandon thereafter filing an action, shall have the right but not the obligation to take such action in its own name or in the name of Tandon as it deems necessary or appropriate. Tandon shall cooperate with SDJ as is reasonably necessary in any such action brought by SDJ. If SDJ brings legal action, SDJ shall have the sole right to control prosecution, and the right to settle and compromise such action with Tandon's prior written consent, which shall not be unreasonably withheld. (iv) In the event any monetary recovery in connection with such infringement action is obtained, such recovery shall be applied in the following priority: first, to reimburse Tandon and SDJ by the proportion and up to the extent of their out-of-pocket expenses (including reasonable attorneys' fees) in prosecuting such infringement; second, to be shared by the proportion and up to the extent of any damages established, third, the balance, if any, to be shared one-half by Tandon and one-half by SDJ. VII. Representations, Warranties, and Covenants A. Tandon Representations. Tandon represents, warrants and covenants that: (i) Tandon is a corporation duly organized, existing and in good standing under the laws of the State of Delaware with full right, power and authority to enter into and perform this Agreement and to grant all of the rights, powers and authorities herein granted.

 (ii) The execution, delivery, and performance of this Agreement do not conflict with, violate, or breach any agreement to which Tandon is a party, or Tandon's certificate of incorporation or bylaws. (iii) This Agreement has been duly executed and delivered by Tandon and is a legal, valid, and binding obligation enforceable against Tandon in accordance with its terms. (iv) Tandon knows of no fact which does or could materially adversely affect the rights granted to SDJ hereunder. B. SDJ Representations. SDJ represents, warrants and covenants that: (i) SDJ is a corporation duly organized, existing, and in good standing under the laws of the State of Delaware, with full right, power and authority to enter into and perform this Agreement and to grant all of the rights, powers, and authorities herein granted. (ii) The execution, delivery, and performance of this Agreement do not conflict with, violate, or breach any agreement to which SDJ is a party, or SDJ's certificate of incorporation or bylaws. (iii) This Agreement has been duly executed and delivered by SDJ, and is a legal, valid, and binding obligation enforceable against SDJ in accordance with its terms. VIII. Term and Termination A. Term. This Agreement shall be effective as of the date first set forth above and shall remain in effect for years, unless earlier terminated as provided herein. The provisions of Paragraphs V., VI. B and VII hereof shall survive the expiration or termination of this Agreement, except as otherwise provided herein. B. Termination for Breach. If either SDJ or Tandon breaches or defaults in the performance or observance of any of the material provisions of this Agreement, and such breach or default is not cured within thirty (30) days after the giving of notice by the other party specifying such breach or default, the non-defaulting party shall have the right to terminate this Agreement, effective without further notice to the defaulting party. C. Effect of Termination. Except as otherwise provided in this Agreement, upon termination of this Agreement: (i) All rights, privileges, licenses and sublicenses granted hereunder shall terminate and revert to Tandon, and SDJ shall not thereafter make any use whatsoever of any Technical Information or Licensed Patents; (ii) Except as provided herein, SDJ shall promptly return or provide to Tandon all Technical Information previously supplied by Tandon; and

(iii) Tandon, at its election, shall grant SDJ sufficient time to sell off its existing stock of the Products. (iv) Notwithstanding anything herein to the contrary, SDJ shall be entitled to retain one archival copy of all materials covered by Paragraph V., for the sole purpose of determining SDJ's ongoing confidentiality obligations. D. No Prejudice. Termination of this Agreement for any reason shall be without prejudice to and shall not affect the right of either party to recover any and all damages to which it may be entitled, or exercise any other remedies which it may otherwise have. IX. No other License or Sublicense During the term hereof, Tandon agrees that if shall not grant any other right to use or exploit or any license or sublicense, to any third party with respect to the Licensed Patents or the Technical Information. X. Miscellaneous A. Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties and supersedes all previous agreements, promises, representations, understandings, and negotiations, whether written or oral, between the parties with respect to the subject matter hereof; none of the terms of this Agreement shall be amended or modified except in writing signed by the parties hereto. B. Assignment. Neither party may assign any right or obligation hereunder without the written consent of the other party, except if such assignment arises under a transaction in which the assigning party is selling its entire business or a line of business to which this Agreement relates or that party is being acquired or merging with a third party. This Agreement shall be binding upon and inure to the benefit of the parties' respective successors and assigns. Any attempted assignment in violation of this provision shall be void and of no effect. C. Severability. If and solely to the extent that any provision of this Agreement shall be invalid or unenforceable, or shall render this entire Agreement to be unenforceable or invalid, such offending provision shall be of no effect and shall not affect the validity of the remainder of this Agreement or any of its provisions; provided, however, the parties shall use their respective reasonable efforts to renegotiate the offending provisions to best accomplish the original intentions of the parties. D. Waivers. A waiver by either party of any term or condition of this Agreement in any one instance shall not be deemed or construed to be a waiver of such term or condition for any similar instance in the future or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be a limitation of any other remedy, right, undertaking, obligation, or agreement.

 E. Notices. Any notice, consent or approval permitted or required under this Agreement shall be in writing sent by registered or certified airmail, postage pre-paid, or by overnight courier or by facsimile (confirmed by mail) and addressed as set forth on the first page of this agreement. All notices shall be deemed to be effective on the date of mailing. In case any party changes its address at which notices are to be received, written notice of such change shall be given as soon as practicable to the other party. F. Compliance with Law. Each party hereto shall comply with all applicable laws, rules, ordinances, guidelines, consent decrees and regulations of any federal, state or other governmental authority. G. Force Majeure. No party shall be liable for failure to perform or delay in performing obligations set forth in this Agreement, and no party shall be deemed in breach or default of its obligations, if, to the extent and for so long as, such failure, delay, breach, or default is due to natural disasters or any similar causes reasonably beyond the control of such party. Any party desiring to invoke the protection of Force Majeure shall promptly notify the other party of such desire and shall use reasonable efforts to resume performance of its obligations. H. Governing Law. This Agreement is deemed to have been entered into in the State of California, and its interpretation, construction, and the remedies for its enforcement or breach are to be applied pursuant to and in accordance with the laws of the State of California. IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their duly authorized officers. Tandon Enterprises, Inc. By: Name: Title: SDJ Technologies, Inc. By: Name: Title:

  Exhibit A Licensed Patents U.S. Patent 8,122,319 U.S. Patent No. 6,119,049 U.S. Reissue Patent No. RE 39,016 U.S. Patent No. 7,238,550 Technical Information That “unpatented technology” referenced in Section 4 of that certain Technology Transfer and Hold Harmless Agreement by and between Tandon Enterprises, Inc. and Chuck Peddle.